EXHIBIT 99.1

UNITED STATES DISTRICT COURT

DISTRICT OF MASSACHUSETTS

GORDON MITCHELL, Derivatively on	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 1:08-cv-10674-RWZ
Behalf of NEUROMETRIX, INC.,
DERIVATIVE ACTION
Plaintiff,

vs.

SHAI N. GOZANI, GARY L. GREGORY, W.
BRADFORD SMITH, MICHAEL WILLIAMS, GUY
DANIELLO, CHARLES R. LAMANTIA, DAVID E.
GOODMAN, W. MARK LORTZ, ALLEN J. HINKLE,
NICHOLAS J. ALESSI, WILLIAM LAVERACK, JR.
and CHARLES E. HARRIS,

Defendants,

-and-

NEUROMETRIX, INC., a Delaware corporation,

Nominal Defendant.

NOTICE OF PROPOSED SETTLEMENT OF

SHAREHOLDER DERIVATIVE ACTION

TO:         ALL OWNERS OF NEUROMETRIX, INC. (“NEUROMETRIX”) COMMON STOCK AS OF DECEMBER 21, 2009 (“CURRENT NEUROMETRIX SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  YOUR RIGHTS MAY BE AFFECTED.

This notice has been sent to you, pursuant to an Order of the United States District Court for the District of Massachusetts (the “Court”).  The purpose of the notice is to advise you of the proposed settlement (the “Settlement”), as set forth in a Stipulation of Settlement dated as of December 21, 2009 (the “Stipulation”), of the shareholder derivative litigation pending before the Court (the “Action”), and of the Settlement Hearing (as defined below in ¶1.19).  The Settlement will fully resolve the Action on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the Action with prejudice.  For a more detailed statement of the matters involved in the Action, the Settlement, and the terms discussed in this notice, the Stipulation may be inspected at the Clerk of Court’s Office, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210, during regular business hours of each business day.

You may have the right to object to the Settlement in the manner provided herein.  If you fail to object in the manner provided herein at least ten (10) business days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Judgment (as defined below in ¶1.8) to be entered and the releases to be given, unless otherwise ordered by the Court.

This notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency and Settlement of the Action.

1              DEFINITIONS USED IN THIS NOTICE

As used in the Stipulation, the following terms have the meanings specified below:

1.1.          “Action” means the action captioned Mitchell v. Gozani, et al., Civil Action No. 1:08-cv-10674-RWZ (D. Mass filed April 22, 2008).

1.2.          “Current NeuroMetrix Shareholders” means any Persons who owned NeuroMetrix common stock as of December 21, 2009, and who continue to hold their NeuroMetrix common stock as of the date of the final settlement approval hearing, excluding the Individual Defendants, the officers and directors of NeuroMetrix, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

1.3.          “Defendants” means, collectively, the Individual Defendants and nominal defendant NeuroMetrix.

1.4.          “Defendants’ Counsel” means Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.

1.5.          “Fees and Expenses Award” means the agreed upon Fees and Expenses Award that the Defendants will cause to be paid out of NeuroMetrix’s insurance proceeds to Plaintiff’s Counsel, subject to Court approval, in recognition of the benefits conferred on NeuroMetrix by the negotiated corporate governance measures, for Plaintiff’s Counsel’s attorneys’ fees and reimbursement of expenses in connection with the litigation of the Action.

1.6.          “Final” means when the last of the following with respect to the Judgment approving the Stipulation shall occur: (i) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of the time in which to appeal the Judgment has passed without any appeal having been taken; and (iii) if a motion to alter or amend is filed or if an appeal is taken, the determination of that motion or appeal in such a manner as to permit the consummation of the Settlement substantially in accordance with the terms and conditions of the Stipulation.  For purposes of this paragraph, an “appeal” shall include any petition for a writ of certiorari, petition for review, or other writ that may be filed in connection with approval or disapproval of this settlement, but shall not include any appeal which concerns only the issue of attorneys’ fees and expenses.

1.7.          “Individual Defendants” means, collectively, Shai N. Gozani, Gary L. Gregory, W. Bradford Smith, Michael Williams, Guy Daniello, Charles R. LaMantia, David E. Goodman, W. Mark Lortz, Allen J. Hinkle, Nicholas J. Alessi, William Laverack, Jr., and Charles E. Harris.

1.8.          “Judgment” means the Proposed Final Order of Dismissal With Prejudice and Judgment to be rendered by the Court.

1.9.          “NeuroMetrix” or the “Company” means nominal defendant NeuroMetrix, Inc.

1.10.        “Parties” means collectively, Plaintiff, the Individual Defendants, and NeuroMetrix.

1.11.        “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.12.        “Plaintiff” means Gordon Mitchell, individually, and derivatively on behalf of NeuroMetrix.

1.13.        “Plaintiff’s Counsel” means Robbins Umeda LLP, 600 B Street, Suite 1900, San Diego, CA 92101, Holzer Holzer & Fistel, LLC, 200 Ashford Center North, Suite 300, Atlanta, GA 30338, Partridge Ankner & Horstmann, LLP, The Berkeley Building, 200 Berkeley Street, 16th Floor, Boston, MA 02116, and any successors to said counsel.

1.14.        “Related Persons” means each of the Released Parties’ (as defined herein) past or present directors, officers, employees, partners, members, principals, agents, insurers, co-insurers, reinsurers, underwriters controlling shareholders, attorneys, accountants or auditors, personal or legal representatives, advisors, predecessors, successors, parents, subsidiaries, divisions, joint ventures or joint venturers, assigns, spouses, heirs, estates, administrators, related or affiliated entities, entities in which any of the Released Parties has a controlling interest, any members of any Individual Defendant’s immediate family, or any trust of which any Individual

Defendant or NeuroMetrix is the settlor or which is for the benefit of NeuroMetrix or any Individual Defendant and/or member(s) of any Individual Defendant’s family.

1.15.        “Released Claims” shall collectively mean any and all claims, causes of action, suits, matters, debts, demands, rights, and liabilities, whether based on federal, state, local, statutory or common law, or any other law, rule or regulation, or contract, whether known or unknown including, without limitation, Unknown Claims, contingent or absolute, disclosed or undisclosed, matured or unmatured: (i) that have been asserted derivatively by Plaintiff against the Defendants in the Action; (ii) that could have been asserted in the Action or could in the future be asserted against the Defendants derivatively by Plaintiff or derivatively by any other NeuroMetrix shareholder, or against the Individual Defendants by NeuroMetrix, and which are based upon, arise out of, or relate in any way to the facts, matters, occurrences, actions, practices, conduct, events, transactions, statements, disclosures, representations, misrepresentations, omissions, or failures to act that were involved, set forth, referred to, alleged or that could have been alleged, in the Action including, but not limited to, claims for breach of fiduciary duty, abuse of control, mismanagement, gross mismanagement, waste of corporate assets, misappropriation of information, unjust enrichment, insider trading, contribution and indemnification, money damages, disgorgement, any and all demands, actions, damages, claims, rights or causes of action, or liabilities whatsoever; or (iii) that would have been barred by res judicata had the Action been fully litigated to a final judgment.  Notwithstanding the foregoing, the Parties do not intend through the Settlement of the Action and agreed-upon releases to release any shareholder claims in the Securities Class Action.

1.16.        “Released Parties” means NeuroMetrix and each of the Individual Defendants.

1.17.        “Released Persons” means each and all of the Released Parties and each of their Related Persons.

1.18.        “Securities Class Action” means the action captioned NECA-IBEW Pension Fund v. NeuroMetrix, Inc., et al., Civil Action No. 1:08-10434-RWZ (D. Mass filed March 17, 2008).

1.19.        “Settlement Hearing” means the hearing on final approval of the proposed settlement, made upon noticed motion of the Parties, at which the Parties will seek entry of the Judgment.

1.20.        “Unknown Claims” means any Released Claims that any Party or Related Person does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to the Settlement.  With respect to any and all Released Claims, the Parties each stipulate and agree that, upon the entry of the Judgment, the Parties each shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Parties each shall expressly waive, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542.  The Parties each may hereafter discover facts in addition to or different from those that he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the entry of the Judgment, the Parties each shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Parties each acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement of which this release is a part.

2              THE DERIVATIVE ACTION

In the Action, Plaintiff brings suit against the Individual Defendants, solely on behalf of and for the benefit of NeuroMetrix, and not for any recovery for the direct benefit of any shareholders.  Plaintiff generally alleges, among other things, that the Individual Defendants caused NeuroMetrix to improperly report the Company’s ability to sustain profitability from the sale of its NC-Stat System, which was the Company’s principal product and primary source of revenue.  Plaintiff seeks, among other things, damages, disgorgement by the Individual Defendants, and corporate governance measures to be implemented by NeuroMetrix.

3              PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff believes that the claims asserted in the Action have merit.  Plaintiff’s Counsel recognize and acknowledge, however, the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and through possible appeals.  Plaintiff’s Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation.  Plaintiff’s Counsel also are mindful of the inherent problems of proof and possible defenses to the claims asserted in such actions.  Based on a thorough investigation of the facts and analysis of applicable law, Plaintiff’s Counsel believe that the Settlement, comprised of corporate governance measures, as fully set forth in Exhibit B to the Stipulation, confers substantial benefits upon NeuroMetrix and its shareholders, and is fair, reasonable, and adequate, and in the best interests of NeuroMetrix and its shareholders.

4              DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny that the claims advanced in the Action are meritorious and have denied and continue to deny all charges of wrongdoing or liability against them arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged or that could have been alleged in the Action.  In addition, the Individual Defendants deny that they have any liability whatsoever to NeuroMetrix, deny that they have breached any fiduciary duty to NeuroMetrix and its shareholders, and, by entering into this Settlement, do not concede the merit of any claims or the lack of merit of any defense to liability.  The Individual Defendants further assert that at all times they acted in good faith and in a manner they reasonably believed to be and that was in the best interests of NeuroMetrix and its shareholders.  Nonetheless, Defendants are entering into this Stipulation solely to eliminate the burden, risk, and expense of further litigation.  Further, Defendants acknowledge that the Settlement provides benefits to, and is in the best interests of, NeuroMetrix and NeuroMetrix shareholders.  Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Defendants of any fault, wrongdoing, or concession of liability whatsoever.

5              THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Rya W. Zobel on February 23, 2010 at 2:00 p.m. at the United States District Court for the District of Massachusetts for the purpose of determining: (i) whether the Settlement is fair, reasonable, and adequate, and should be finally approved by the Court; (ii) whether a Judgment should be entered dismissing the Action with prejudice; and (iii) whether the Fees and Expenses Award should be approved. The Settlement Hearing may be continued by the Court at the Settlement Hearing or at any adjourned session thereof without further notice.

6              THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation described above.  The Stipulation has been filed with the Court and is also available for viewing on the websites of Robbins Umeda LLP at www.robbinsumeda.com and NeuroMetrix at

www.neurometrix.com on the Investor Relations page under SEC Filings.   The following is only a summary of its terms.

In consideration for the Settlement of the Action, Defendants agreed to the corporate governance measures set forth in Exhibit B to the Stipulation.  Defendants acknowledge that the institution and prosecution of the Action was a contributing factor in the implementation of the agreed-upon corporate governance measures, which include, among other things: (i) continuing review by NeuroMetrix of its marketing, training, and other materials to ensure compliance with the Deferred Prosecution Agreement between the United States Attorney’s Office for the District of Massachusetts and NeuroMetrix, Inc., dated February 5, 2009 (the “DPA”); (ii) formalized Board’s oversight of the Company’s Ethics and Compliance Committee; (iii) certain requirements regarding director training; (iv) specifically charging the Board Compliance Committee with reviewing compensation paid for potential disgorgement issues in the event financial improprieties are discovered; and (v) appointment of a new Chief Financial Officer on September 10, 2009.  Defendants also acknowledge that the corporate governance measures agreed to constitute benefits to NeuroMetrix.

7              DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, Plaintiff will file a dismissal with prejudice of all claims asserted by Plaintiff against the Individual Defendants in the Action.

Upon the entry of the Judgment, Plaintiff, individually and derivatively on behalf of NeuroMetrix, Plaintiff’s Counsel, and NeuroMetrix shall have, and, by operation of the Judgment, shall be deemed to have, fully, finally, and forever released, relinquished, and discharged all Released Claims (including Unknown Claims) and any and all claims arising out of, relating to, or in connection with the Settlement or resolution of the Action against the Released Persons.

Further, upon entry of the Judgment, each of the Defendants shall fully, finally, and forever release, relinquish, and discharge Plaintiff and Plaintiff’s Counsel from all claims, arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action and/or the Released Claims.

8              PLAINTIFF’S COUNSEL’S AGREED-TO FEES AND EXPENSES AWARD

In recognition of the benefits conferred on NeuroMetrix through the negotiated corporate governance measures, the Parties reached an agreement as to a fair and reasonable amount of attorneys’ fees and reimbursement of expenses for Plaintiff’s Counsel.  Defendants will cause to be paid to Plaintiff’s Counsel, out of NeuroMetrix’s insurance proceeds, up to $350,000 for Plaintiff’s Counsel’s attorneys’ fees and reimbursement of expenses, subject to Court approval.  Plaintiff’s Counsel shall request approval of the Fees and Expenses Award at the Settlement Hearing.  To date, Plaintiff’s Counsel have neither received any payment for their services in conducting the Action, nor have counsel been reimbursed for their out-of-pocket expenses incurred.  Plaintiff’s Counsel believe that the Fees and Expenses Award requested is within the range of fees and expenses awarded to Plaintiff’s Counsel under similar circumstances in litigation of this type.  NeuroMetrix shareholders are not personally liable for the Fees and Expenses Award.

9              THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current NeuroMetrix Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the Fees and Expenses Award should not be awarded to Plaintiff’s Counsel, provided, however, unless otherwise ordered by the Court, no Current NeuroMetrix Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the attorneys’ fees and reimbursement of expenses to be awarded to Plaintiff’s Counsel, unless that shareholder has, at least ten(10) business  days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of NeuroMetrix common stock through the date of the Settlement Hearing, including the number of shares of NeuroMetrix common stock and the date of purchase; and (c) any documentation in support of such objection; and (2) if a Current NeuroMetrix Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court:  (a) a written notice of such shareholder’s intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and the subjects of their testimony.  If a Current NeuroMetrix Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

CLERK OF THE COURT
John Joseph Moakley U.S. Courthouse

1 Courthouse Way

Boston, MA 02210

ROBBINS UMEDA LLP

Brian J. Robbins

Felipe J. Arroyo

Gregory E. Del Gaizo

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

HOLZER, HOLZER & FISTEL, LLC

Michael I. Fistel, Jr.

Corey D. Holzer

200 Ashford Center North, Suite 300

Atlanta, GA 30338

Telephone: (770) 392-0090

PARTRIDGE, ANKNER & HORSTMANN

Terence K. Ankner

Peter C. Horstmann

GOODWIN PROCTER LLP Deborah S. Birnbach Laura Stock Craven Katherine G. McKenney Exchange Place 53 State Street Boston, MA 02109 Telephone: (617) 570-1000 Attorneys for Defendants

The Berkeley Building 200 Berkeley Street, 16th Floor Boston, MA 02116 Telephone: (617) 859-9999 Attorneys for Plaintiff

Any Current NeuroMetrix Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

10           CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (1) entry of the requested Judgment by the Court; and (2) expiration of the time to appeal from or alter or amend the Judgment.  If, for any reason, any one of the conditions described in the Stipulation is not met and the entry of the Judgment does not occur, the Stipulation might be terminated and, if terminated, will become null and void; and the Parties to the Stipulation will be restored to their respective positions as of November 10, 2009.

11           EXAMINATION OF PAPERS AND INQUIRIES

This notice contains only a summary of the terms of the Settlement.  For a more detailed statement of the matters involved in the Action, reference is made to the Stipulation, which may be inspected at the Office of the Clerk, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210, during business hours of each business day.

Any other inquiries regarding the Settlement or the Action should be addressed in writing to one of the following:

ROBBINS UMEDA LLP Brian J. Robbins Felipe J. Arroyo Gregory E. Del Gaizo	GOODWIN PROCTER LLP Deborah S. Birnbach Laura Stock Craven Katherine G. McKenney Exchange Place 53 State Street Boston, MA 02109

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

HOLZER, HOLZER & FISTEL, LLC

Michael I. Fistel, Jr.

Corey D. Holzer

200 Ashford Center North, Suite 300

Atlanta, GA 30338

Telephone: (770) 392-0090

PARTRIDGE, ANKNER & HORSTMANN

Terence K. Ankner

Peter C. Horstmann

The Berkeley Building

200 Berkeley Street, 16th Floor

Boston, MA 02116

Telephone: (617) 859-9999

Attorneys for Plaintiff

Telephone: (617) 570-1000 Attorneys for Defendants

PLEASE DO NOT TELEPHONE THE COURT OR NEUROMETRIX REGARDING THIS NOTICE.